SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-2027232
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification No.)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices, including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	“CHTR”	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 4.500% Senior Notes due 2030

On March 18, 2020 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “CCOH Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued (i) $1.1 billion aggregate principal amount of 4.500% Senior Notes due 2030 (the “Additional Notes”) which form part of the same series as the CCOH Issuers’ $1.65 billion principal amount of 4.500% Senior Notes due 2030 issued on February 18, 2020 (together with the Additional Notes, the “2030 Notes”) and (ii) $1.4 billion aggregate principal amount of 4.500% Senior Notes due 2032 (the “2032 Notes” and, together with the Additional Notes, the “Notes”). The Notes were sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

In connection therewith, the CCOH Issuers entered into the below agreements.

Indenture

On February 18, 2020, the CCOH Issuers entered into a third supplemental indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), in connection with the issuance of the 2030 Notes and the terms thereof (the “Third Supplemental Indenture”). On the Closing Date, the CCOH Issuers entered into a fourth supplemental indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), in connection with the issuance of the 2032 Notes and the terms thereof (the “Fourth Supplemental Indenture”). The Third Supplemental Indenture and the Fourth Supplemental Indenture supplement a base indenture entered into on May 23, 2019 with the Trustee (the “Base Indenture” and, together with the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”) providing for the issuance of senior notes generally. The Indenture provides, among other things, that the Notes are general unsecured obligations of the CCOH Issuers. The Notes are not guaranteed.

Interest is payable on the 2030 Notes on each February 15 and August 15, commencing August 15, 2020. Interest is payable on the 2032 Notes on each May 1 and November 1, commencing November 1, 2020.

At any time and from time to time prior to February 15, 2025, the CCOH Issuers may redeem the outstanding 2030 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest and special interest, if any, on such 2030 Notes to the redemption date, plus a make-whole premium. On or after February 15, 2025, the CCOH Issuers may redeem some or all of the outstanding 2030 Notes at redemption prices set forth in the Third Supplemental Indenture. In addition, at any time prior to February 15, 2023, the CCOH Issuers may redeem up to 40% of the 2030 Notes using proceeds from certain equity offerings at a redemption price equal to 104.500% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, on such 2030 Notes to the redemption date, provided that certain conditions are met.

At any time and from time to time prior to May 1, 2026, the CCOH Issuers may redeem the outstanding 2032 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest and special interest, if any, on such 2032 Notes to the redemption date, plus a make-whole premium. On or after May 1, 2026, the CCOH Issuers may redeem some or all of the outstanding 2032 Notes at redemption prices set forth in the Fourth Supplemental Indenture. In addition, at any time prior to May 1, 2023, the CCOH Issuers may redeem up to 40% of the 2032 Notes using proceeds from certain equity offerings at a redemption price equal to 104.500% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, on such 2032 Notes to the redemption date, provided that certain conditions are met.

The terms of the Indenture, among other things, limit the ability of the CCOH Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; grant liens; allow restrictions on the ability of certain of their subsidiaries to pay dividends or make other payments; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control (as defined in the Third Supplemental Indenture and the Fourth Supplemental Indenture), the CCOH Issuers will be required to make an offer to purchase all of the Notes at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the date of repurchase thereof.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Notes Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

Registration Rights Agreement

In connection with the sale of the Additional Notes, the CCOH Issuers entered into an Exchange and Registration Rights Agreement with respect to the Additional Notes, dated as of the Closing Date (the “2030 Registration Rights Agreement”), with Deutsche Bank Securities, Inc., as representative of the several Purchasers (as defined in the 2030 Registration Rights Agreement). In connection with the sale of the 2032 Notes, the CCOH Issuers entered into an Exchange and Registration Rights Agreement with respect to the 2032 Notes, dated as of the Closing Date (the “2032 Registration Rights Agreement” and, together with the 2030 Registration Rights Agreement, the “Registration Rights Agreement”), with Deutsche Bank Securities, Inc., as representative of the several Purchasers (as defined in the 2032 Registration Rights Agreement). Under the Registration Rights Agreement, the CCOH Issuers have agreed, in certain circumstances, to file a registration statement with respect to an offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 450 days following February 18, 2020, in the case of the 2030 Notes, or no later than 450 days following March 18, 2020, in the case of the 2032 Notes. The CCOH Issuers may be required to provide a shelf registration statement to cover resales of the Notes under certain circumstances. If the foregoing obligations are not satisfied, the CCOH Issuers may be required to pay holders of the Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

For a complete description of the Indenture and the Notes, please refer to a copy of the Base Indenture, incorporated by reference as Exhibit 4.1. Copies of the Fourth Supplemental Indenture, the form of the 2032 Notes, the 2030 Registration Rights Agreement and the 2032 Registration Rights Agreement are filed herewith as Exhibits 4.4, 4.5, 10.1 and 10.2, respectively, and are each incorporated herein by reference. Copies of the Third Supplemental Indenture and the form of the 2030 Notes were previously filed and are incorporated herein by reference. The foregoing descriptions of the Base Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Notes and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the heading “Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On March 4, 2020, the CCOH Issuers issued a conditional notice of redemption to redeem all of the CCOH Issuers’ 5.250% Senior Notes due 2022 and 5.125% Senior Notes due 2023, on April 3, 2020 and May 1, 2020, respectively, at the redemption price of $1,008.75 per $1,000 principal amount and $1,012.81 per $1,000 principal amount thereof, respectively, plus accrued and unpaid interest to, but excluding, the redemption date. On March 18, 2020, the CCOH Issuers gave notice that the condition to the redemption had been satisfied.

ITEM 8.01. OTHER EVENTS.

On the Closing Date, the CCOH Issuers completed the issuance and sale of the Notes and the Company issued press release announcing the closing. The press release announcing the closing of the issuance and sale of the Notes is filed herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
4.1*	Indenture, dated as of May 23, 2019, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on May 30, 2019).
4.2*	Third Supplemental Indenture, dated as of February 18, 2020, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3*	Form of 4.500% Senior Notes due 2030 (included in Exhibit 4.2 hereto).
4.4	Fourth Supplemental Indenture, dated as of March 18, 2020, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.5	Form of 4.500% Senior Notes due 2032 (included in Exhibit 4.4 hereto).
10.1	2030 Exchange and Registration Rights Agreement, dated March 18, 2020, relating to the 4.500% Senior Notes due 2030, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Deutsche Bank Securities, Inc., as representative of the several Purchasers (as defined therein).
10.2	2032 Exchange and Registration Rights Agreement, dated March 18, 2020, relating to the 4.500% Senior Notes due 2032, among CCO Holdings, LLC, CCO Holdings Capital Corp. and Deutsche Bank Securities, Inc., as representative of the several Purchasers (as defined therein).
99.1	Press release dated March 18, 2020, announcing the closing of the sale of the 4.500% Senior Notes due 2030 and the 4.500% Senior Notes due 2032.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*       Incorporated by reference and not filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: March 23, 2020

CCO HOLDINGS, LLC,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller

Date: March 23, 2020

CCO HOLDINGS CAPITAL CORP.,
Registrant

By:	/s/ Kevin D. Howard
Name:	Kevin D. Howard
Title:	Executive Vice President, Chief Accounting Officer and Controller

Dated: March 23, 2020

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